Exhibit 99.1
EXECUTION COPY
THIRD AMENDMENT
          THIRD AMENDMENT (this “Amendment”), dated as of August 25, 2008, to the Credit Agreement dated as of November 4, 2005 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among LIN Television Corporation, a Delaware corporation (the “Borrower”), the several banks and other institutions from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), as an issuing lender (in such capacity, an “Issuing Lender”), and as swingline lender (in such capacity, the “Swingline Lender”), Deutsche Bank Trust Company Americas, as syndication agent (in such capacity, the “Syndication Agent”) and as an Issuing Lender, Goldman Sachs Credit Partners, L.P., Bank of America, N.A. and Wachovia Bank, National Association as documentation agents (in such capacity, each a “Documentation Agent”), and The Bank of Nova Scotia and Suntrust Bank, as co-documentation agents (in such capacity, each a “Co-Documentation Agent”), and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners.
W I T N E S S E T H:
          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;
          WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and
          WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;
          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:
          I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          II. Amendments to Section 1.
     (a) Section 1 is hereby amended by:
(i)	deleting the phrase “subsection 7.11” in the definition of “Asset Sale” and inserting in lieu thereof the phrase “subsection 7.11(a) (but for the avoidance of doubt, including any transactions permitted by subsection 7.11(b))”;

(ii)	deleting the phrase “non-recurring charges for severance payments and similar activities not exceeding, in the aggregate, $10,000,000 during the term of this Agreement” in clause (ix) of the definition of “Consolidated EBITDA” and substituting in lieu thereof the phrase “ (x) non-recurring charges for severance payments and similar activities and (y) acquisition-related charges and expenses in accordance with SFAS No. 141(R) (or any successor standard adopted by the Financial Accounting Standards Board, the International Accounting Standards Board or any other standard setter applicable to the Borrower) not exceeding, in the aggregate, $20,000,000 for the period starting on the Third Amendment Effective Date and ending on the Delayed-Draw Maturity Date”

(iii)	deleting clause (y) in the definition of “Permitted Dividend” and inserting in lieu thereof the following clause (y): “(y) after giving effect thereto the aggregate amount of all such dividends and distributions and of all payments, prepayments, redemptions and purchases referred to in clause (y) of the definition of “Permitted Redemption” since the Third Amendment Effective Date does not exceed the greater of (i) the Broadcast Cash Flow for the immediately preceding four fiscal-quarter period for which financial statements are available and (ii) $150,000,000.”;

(iv)	deleting clause (y) in the definition of “Permitted Redemption and inserting in lieu thereof the following clause (y): “(y) after giving effect thereto the aggregate amount (excluding any accrued interest) of all such payments, prepayments, redemptions and purchases and of all dividends and distributions referred to in clause (y) of the definition of “Permitted Dividend” since the Third Amendment Effective Date does not exceed the greater of (i) the Broadcast Cash Flow for the immediately preceding four fiscal-quarter period for which financial statements are available and (ii) $150,000,000.”; and

(v)	adding the following phrase at the end of the definition of “Subsidiary”: “Unless otherwise qualified, (a) all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower and (b) unless re-designated as a Subsidiary, the Unrestricted Subsidiaries shall not be treated as Subsidiaries (and, to the extent applicable, a Loan Party), except for purposes of subsections 4.3, 4.6 through 4.9, 4.11, 4.13, 4.15 and 4.16, 6.1 through 6.5, 6.8, 6.9, 7.2 through 7.9, 7.10, 7.11, Section 8 or any defined terms used therein.”
     (b) Section 1 is further amended by inserting in appropriate alphabetical order the following definitions:
“Third Amendment Effective Date”: August 25, 2008.

“Unrestricted Subsidiary”: any Subsidiary of the Borrower that is formed or acquired after the Third Amendment Effective Date and that at the time such Subsidiary is formed or acquired (or promptly thereafter) the Borrower designates such Subsidiary as an Unrestricted Subsidiary in a written notice to the Administrative Agent, provided, that (i) such designation shall be deemed an Investment under Section 7.8(k) in an amount equal to the sum of the Borrower’s direct and indirect equity ownership percentage of the net worth of such Unrestricted Subsidiary immediately prior to or simultaneously with such designation and (ii) no Default or Event of Default would result from such designation, provided, however, that at the time of any written designation by the Borrower to the Administrative Agent that any Unrestricted Subsidiary shall no longer constitute an Unrestricted Subsidiary, such Unrestricted Subsidiary shall cease to be an Unrestricted Subsidiary and shall be treated as a Subsidiary to the extent no Default or Event of Default would result from such designation. An Unrestricted Subsidiary which has been designated as a Subsidiary may not be subsequently re-designated as an Unrestricted Subsidiary.
          III. Amendments to Section 7.
(a) Section 7.1 is hereby amended and restated to read in its entirety as follows:
“(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the last day of any Test Period set forth below to exceed the ratio set forth below opposite such period:

Period	Consolidated Leverage Ratio
October 1, 2008 to December 31, 2009	7.00x
January 1, 2010 through June 30, 2010	6.50x
July 1, 2010 and thereafter	6.00x
(b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the last day of any Test Period set forth below to be less than the ratio set forth below opposite such period:

Period	Consolidated Interest Coverage Ratio
October 1, 2008 to December 31, 2009	2.00x
January 1, 2010 and thereafter	2.25x
(c) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as of the last day of any Test Period to exceed 3.50x.”
(b) Section 7.5 is hereby amended by (x) deleting the phrase “; and” at the end of clause (j) and inserting in lieu thereof a “;”, (y) deleting the “.” at the end of clause (k) and inserting in lieu thereof the phrase “; and” and (z) inserting a new clause (l) to read in its entirety as follows: “(l) transactions described in subsection 7.11(b).”.
(c) Section 7.8(k) is hereby amended by deleting the phrase “in addition to Investments otherwise expressly permitted by this subsection, Investments made after the Effective Date by the Borrower and its Subsidiaries in an aggregate amount not to exceed $100,000,000 (valued at cost, without regard to any write down or write up thereof) at any one time outstanding” and inserting in lieu thereof the following phrase: “in addition to Investments otherwise expressly permitted by this subsection, Investments made after the Third Amendment Effective Date by the Borrower and its Subsidiaries in an aggregate amount not to exceed $100,000,000 (provided, that the aggregate amount of Investments in

Unrestricted Subsidiaries shall not exceed $50,000,000) (in each case, valued at cost, without regard to any write down or write up thereof) at any one time outstanding”
(d) Section 7.11 is hereby amended by deleting the proviso set forth therein and inserting in lieu thereof the following phrase: “, except: (a) any sale and leaseback resulting from the incurrence of any lease in respect of any capital asset entered into within 180 days of the acquisition of such capital asset for the purpose of providing permanent financing of such capital asset; and (b) any sale of towers and the real property on which such towers are located in connection with which the buyer of such property leases back tower capacity to the seller so long as, in the case of this clause (b), (i) no Event of Default has occurred or is continuing or would be continuing after giving effect thereto and (ii) the fair market value of all such real and personal property the subject of such arrangements (as reasonably determined by the Borrower) does not exceed $75,000,000 in the aggregate.”
          IV. Effective Date. This Amendment shall become effective as of, and with effect from, the date (the “Effective Date”) on which (i) the Borrower and the Required Lenders under the Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment and (ii) the Administrative Agent shall have received for the account of each Lender that executes and delivers its signature page to the Administrative Agent no later than 12:00 Noon New York City time on August 25,008 an amendment fee for the account of 0.25% of such Lender’s Delayed-Draw Term Loans and Revolving Credit Commitments then outstanding after giving effect to the reduction in Revolving Credit Commitments set forth in Section V hereof.
          V. Permanent Reduction of Commitments. On the Effective Date, the Borrower shall permanently reduce the Revolving Credit Commitments to $225,000,000 pursuant to subsection 2.7(b). Such permanent reduction shall be made pro rata according to the respective Revolving Credit Commitments then held by the Revolving Credit Lenders.
          VI. Representations and Warranties. The Borrower hereby represents and warrants that (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date except for any representation or warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing.
          VII. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents, as amended and restated, are and shall remain in full force and effect.
          VIII. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
          IX. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have caused this amendment ot be executed and delivered by their duly authorized officers as of the date first above written.

LIN TELEVISION CORPORATION

By: Name:	/s/ Vincent L. Sadusky Vincent L. Sadusky
Title:	President & CEO
Third Amendment Signature Page

     The Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the Guarantee and Collateral Agreement, the Guarantee and the other Loan Documents to which they are party.

LIN TV CORP.

By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	President & CEO

KXAN, INC. KXTX HOLDINGS, INC. LIN TELEVISION OF TEXAS, INC. NORTH TEXAS BROADCASTING CORP. PRIMELAND TELEVISION, INC. TVL BROADCASTING, INC. WOOD TELEVISION, INC. WTNH BROADCASTING. INC.

By:	/s/ Vincent L. Sadusky

Name:	Vincent L. Sadusky
Title:	President & CEO

INDIANA BROADCASTING, LLC
LIN OF ALABAMA, LLC
LIN OF COLORADO, LLC
LIN OF NEW MEXICO, LLC
LIN OF WISCONSIN, LLC
WAVY BROADCASTING, LLC
WIVB BROADCASTING, LLC
WOOD LICENSE CO., LLC
WWLP BROADCASTING, LLC

By: LIN TELEVISION CORPORATION, their managing member

By:	/s/ Vincent L. Sadusky

Name:	Vincent L. Sadusky
Title:	President & CEO
Third Amendment Signature Page

TVL BROADCASTING OF RHODE ISLAND, LLC WDTN BROADCASTING, LLC WUPW BROADCASTING, LLC WWHO BROADCASTING, LLC

By: TVL BROADCASTING, INC., their managing member

By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	President & CEO

LIN TELEVISION OF TEXAS, L.P.

By: LIN TELEVISION OF TEXAS, INC., its general partner

By:	/s/ Vincent L. Sadusky

Name:	Vincent L. Sadusky
Title:	President & CEO
Third Amendment Signature Page

BAYERISCHE LANDESBANK, NEW YORK
BRANCH, as Lender

By:	/s/ Stuart Schulman
Name:	Stuart Schulman
Title	Senior Vice President

By:	/s/ Elke Videgain

Name:	Elke Videgain
Title:	Second Vice President
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BANK OF COMMUNICATIONS CO., LTD.
NEW YORK BRANCH, as Lender

By: Name:	/s/ Shelley He Shelley He
Title:	Deputy General Manager
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BNP PARIBAS, as Lender

By: Name:	/s/ Yung Wu Yung Wu
Title:	Vice President

By: Name:	/s/ Gregg Bonardi Gregg Bonardi
Title:	Director
Third Amendment Signature Page

BNY Capital Markets Inc as Agent For:
THE BANK OF NEW YORK, as Lender

By:	/s/ Dean Stephan
Name:	Dean Stephan
Title:	Managing Director
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CREDIT SUISSE (f/k/a CREDIT SUISSE FIRST
BOSTON), CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Vice President

By:	/s/ Morenikeji Ajayi
Name:	Morenikeji Ajayi
Title:	Associate
Third Amendment Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS,
individually and as Syndication Agent and an Issuing Lender

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President
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GENERAL ELECTRIC CAPITAL CORPORATION,
as Lender

By:	/s/ Jason Soto
Name:	Jason Soto
Title:	As Duly Authorized Signatory
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GOLDMAN SACHS CREDIT PARTNERS L.P.,
individually and as Documentation Agent

By:	/s/ Andrew Caditz
Name:	Andrew Caditz
Title:	Authorized Signatory
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JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Lender

By:	/s/ Tina L. Ruyter
Name:	TINA L. RUYTER
Title:	VICE PRESIDENT
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MIZUHO CORPORATE BANK, LTD., as Lender

By: Name:	/s/ James Fayen James Fayen
Title:	Deputy General Manager
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National City Bank, as Lender

By: Name:	/s/ Christian Kalmbach Christian Kalmbach
Title:	Senior Vice President
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SCOTIABANC INC., as Lender

By: Name:	/s/ J. F. Todd J. F. Todd
Title:	Managing Director
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THE BANK OF NOVA SCOTIA, individually and as Co-Documentation Agent

By: Name:	/s/ Brenda S. Insull BRENDA S. INSULL
Title:	AUTHORIZED SIGNATORY
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SUNTRUST BANK, individually and as Co- Documentation Agent
By:	/s/ Jill White
Name:	Jill White
Title:	Vice President
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[Pacifica CDO VI, LTD], as Lender
By:	/s/ Sean Walker
Name:	Sean Walker
Title:	SVP
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SUMITOMO MITSUI BANKING CORPORATION, as Lender
By:	/s/ Leo E. Pagarigan
Name:	Leo E. Pagarigan
Title:	General Manager
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U.S. BANCORP, as Lender

By: Name:	/s/ Alan McLintock Alan McLintock
Title:	Vice President
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[Westwood CDO I, LTD], as Lender

By:	/s/ Sean Walker

Name:	Sean Walker
Title:	SVP
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WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent

By: Name:	/s/ Russ Lyons Russ Lyons
Title:	Director
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